UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 25, 2022 (February 18, 2022)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Clearday, Inc. (the “Company” or “Clearday”), through its subsidiary MCA Naples, LLC, on February 18, 2022, entered into a purchase agreement (“Purchase Agreement”) to sell undivided interests in the land and improvements (the “Naples Property”) that are used for its Memory Care of Naples care facility that is located in Naples, Florida (the “Naples Facility”). The Purchase Agreement is substantially similar to, and at the same valuation as, the agreement that was entered into by MCA Naples, LLC on October 25, 2021 for the sale of undivided interests in the Naples Property, which we reported on a Form 8-K filed on November 1, 2021.

The Purchase Agreement provides that an aggregate cash amount of $100,000 was received by Clearday for the sale of undivided interests equal to 1.23% of the aggregate interests in the Naples Property. The remaining 31.4% of the undivided interests in the Naples Property will be retained by MCA Naples, LLC. The closing of the purchase and sale of the undivided interest in the Naples Property under the Purchase Agreement will occur upon the satisfaction of customary conditions precedent and deliveries including the consent to purchase and sale by the existing mortgage lender or refinancing of the mortgage debt. The Purchase Agreement provides for customary indemnification by the parties, which is subject to certain limitations including that the aggregate amount of losses, other than for fraud or third party claims, are recoverable after the amount of losses exceeds 1% of the aggregate purchase price, the aggregate amount recoverable is limited to 5% of the aggregate purchase price and that claims need to be asserted within one year after the closing. Any disputes among the parties under the Purchase Agreement will be determined by arbitration. The Purchase Agreement provided for a non-refundable advance of the purchase price. Accordingly, the aggregate purchase price amount has been received by Clearday. The purchaser is an officer of Clearday.

At the closing of this Purchase Agreement, the purchaser of this undivided interest in the Naples Property will hold an undivided interest in the Naples Property as tenants in common and will be party to a Tenant in Common Agreement (“TIC Agreement”), in the form that was previously disclosed by Clearday. The TIC Agreement provides customary terms and provisions for such agreements, including that the undivided interests in the Naples Property will hold their respective undivided tenancy in common interests in the Naples Property as tenants-in-common and not as partners or joint venturers and that each such tenant in common will elect to be excluded from the provisions of Subchapter K of Chapter 1 of the Code, with respect to the tenancy in common ownership of the Naples Property. The Naples Property will be managed by Clearday Management Ltd., a subsidiary of Clearday, in its capacity as the property manager (“Property Manager”), in accordance with the terms of a Management and Leasing Agreement (“Property Management Agreement”) that will be mutually acceptable to the tenants in common and the Property Manager and entered into concurrently with the TIC Agreement. It is expected that the Property Management Agreement will limit the Property Manager’s services to customary services typically performed to manage the Property on behalf of the tenants in common, such as collecting rents, paying property taxes and insurance premiums, arranging for repair and maintenance of the Naples Property, utilities, heat, air conditioning, trash removal, parking for the Naples Property and paying such expenses, and providing other customary services. The amount of rent paid by a lessee shall not be based on a percentage of net income, cash flow, increases in equity, or otherwise depend in whole or in part on the income or profits derived by the lessee. The Property Manager, on behalf of the tenants in common, shall open and maintain all accounts necessary or desirable in connection with ownership of the Naples Property, shall maintain adequate books and records of the Naples Property operations, and shall provide monthly reports to the tenants in common on the operations of the Naples Property. The Naples Property is subject to a lease to MCA Naples Operating Company, LLC, a subsidiary of Clearday, and such lease will not be effected or modified by the sale of the undivided interests in the Naples Property or the TIC Agreement. The Company expects to continue to operate the Naples Facility and pay the holders of the tenant in common interests a return based on the payments under such lease.

Under the TIC Agreement, the unanimous approval of all of the tenants in common shall be required for any of the following: (i) decisions of the Property Manager regarding leases or subleases, deed restrictions, or grants of easement of/on all or any portion of the Property, provided that the conveyance of leases or subleases or portions of the Property pursuant to contracts with third parties that have been previously approved by the Tenants in Common shall not require the further approval of the Tenants in Common, (ii) any sale or exchange of the Property, (iii) any indebtedness or loan, and any negotiation or refinancing thereof, secured by a lien on the Property, (iv) any successor or replacement Property Manager, (v) annual budgets for development and operations of the Property, (vi) any contracts, renewals and amendments thereof, and any transactions with parties affiliated with any Tenant in Common or the Property Manager including the Property Management Agreement, and (vii) any successor or replacement Property Manager. Whenever this Agreement provides that the Tenants in Common shall be entitled to vote upon a matter, each Tenant in Common shall be entitled to vote in proportion to its TIC Percentage.

Clearday entered into the Purchase Agreement to provide capital to settle previously reported litigation effecting the Naples Property. In connection with such settlement, all parties to such litigation provided mutual general releases.

The foregoing description of each of the Purchase Agreement and the TIC Agreement is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the full text of each such agreement that is filed as an exhibit to this Current Report on Form 8-K.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

No.	Description

10.1	Purchase and Sale Agreement by and between MCA Naples, LLC and the purchaser party thereto dated February 18, 2022.

10.2*	Form of the Tenants in Common Agreement among MCA Naples, LLC and the other holders of the undivided interests in the Naples Property.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed as an exhibit to the Form 8-K filed on November 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer

Dated February 25, 2022